SPECIMEN SHARE CERTIFICATE



NUMBER                            STRONG LOGO                             SHARES
------                            -----------                             ------

                                                                           CUSIP
                                                                           -----



                    STRONG ________________ FUND, A SERIES OF
                               STRONG INCOME TRUST
                ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE


                                 Investor Class

THIS  CERTIFIES   THAT___________________________________________________IS  THE
OWNER OF __________________SHARES OF THE BENEFICIAL INTEREST, PAR VALUE $.__________ PER SHARE, OF STRONG INCOME TRUST - STRONG ___________________________ FUND TRANSFERABLE ON THE BOOKS OF THE TRUST BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY-IN-FACT UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT.
WITNESS THE FACSIMILE SEAL OF THE TRUST AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


DATED:_____________________



     __________________________________       __________________________________
     SECRETARY                                VICE PRESIDENT




The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

UNIF GIFT MIN ACT______Custodian___________
                 (Cust)          (Minor)
Under Uniform Gift to Minors
Act -___________________________________
                  State

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with the right of survivorship and not as tenants in common

UNIF TRANS MIN ACT______Custodian________
                  (Cust)          (Minor)
Under Uniform Transfers to Minors
Act -___________________________________
                  State

Additional abbreviations also may be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT TAX IDENTIFICATION
NUMBER OF ASSIGNEE
_______________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

SHARES OF THE BENEFICIAL INTEREST REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________ _________________________________ AS ATTORNEY-IN-FACT, TO TRANSFER THE SAID
SHARES ON THE BOOKS OF THE WITHIN NAMED TRUST WITH FULL POWER OF SUBSTITUTION.

DATE ____________  _________________________
                   Signature

                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Strong Income Trust is authorized to issue beneficial interest shares for multiple series and classes of shares of the Trust. Upon written request and without charge, a Shareholder will be given a summary of the designations, relative rights, preferences and limitations determined for each series and class. The Board of Trustees is authorized to determine variations for different series or classes of unissued shares, and to redesignate any existing series or classes of issued shares of the Trust.